Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Codexis, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended March 31, 2012, as filed with the Securities and Exchange Commission (the “Report”), Peter Strumph, Interim Chief Executive Officer of the Company and Brian Dowd, Interim Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2012

/s/ Peter Strumph
Peter Strumph
Interim President and Chief Executive Officer

/s/ Brian Dowd
Brian Dowd
Interim Chief Financial Officer